                                                                    EXHIBIT 24.1

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/Les S. Biller
                                          -------------------------------------
                                          Les S. Biller

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/Ruth Block
                                          -------------------------------------
                                          Ruth S. Block

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/James J. Howard
                                          -------------------------------------
                                          James J. Howard

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/Joel W. Johnson
                                          -------------------------------------
                                          Joel W. Johnson

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of January, 1998.



                                          /s/Jerry W. Levin
                                          -------------------------------------
                                          Jerry W. Levin

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/Richard L. Schall
                                          -------------------------------------
                                          Richard L. Schall

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 16th day of January, 1998.



                                          /s/Roland Schulz
                                          -------------------------------------
                                          Roland Schulz

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of January, 1998.



                                          /s/Philip L. Smith
                                          -------------------------------------
                                          Philip L. Smith

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 21st day of January, 1998.



                                          /s/Hugo Uyterhoeven
                                          -------------------------------------
                                          Hugo Uyterhoeven

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 616,686 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of January, 1998.



                                          /s/Albrecht Woeste
                                          -------------------------------------
                                          Albrecht Woeste